Exhibit 4.1

NUTANIX, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

This Amended and Restated Investors’ Rights Agreement (this “Agreement”) is made and entered into as of August 26, 2014, by and among Nutanix, Inc., a Delaware corporation (the “Company”), the holders of outstanding shares of Common Stock of the Company listed on Schedule 1 hereto (the “Founders”), the purchasers of Series E Preferred Stock of the Company listed on Schedule 2 hereto (the “New Investors”), and the holders of outstanding shares of Series A Preferred Stock of the Company, Series B Preferred Stock of the Company, Series C Preferred Stock and Series D Preferred Stock of the Company listed on Schedule 3 hereto (the “Existing Preferred Holders” and, together with the New Investors, the “Investors”).

RECITALS

A. The Company, the Founders and the Existing Preferred Holders are parties to an Amended and Restated Investors’ Rights Agreement, dated as of December 11, 2013 (the “Prior Agreement”).

B. The Company and certain New Investors have entered into a Series E Preferred Stock Purchase Agreement (the “Purchase Agreement”) dated as of the date hereof, pursuant to which the Company desires to sell to the New Investors and the New Investors desire to purchase from the Company shares of the Company’s Series E Preferred Stock (the “Series E Preferred Stock”). “Preferred Stock” means the Company’s Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock. A condition to the New Investors’ obligations under the Purchase Agreement is that the Company, the Founders, the Existing Preferred Holders and the New Investors enter into this Agreement in order to provide the Investors (i) certain rights to register shares of the Company’s Common Stock (the “Common Stock”) issuable upon conversion of the Company’s Preferred Stock held by the Investors, (ii) certain rights to receive or inspect information pertaining to the Company, and (iii) a right of first offer with respect to certain issuances by the Company of its securities. The Company, the Founders and the Existing Preferred Holders desire to induce the New Investors to purchase shares of Series E Preferred Stock pursuant to the Purchase Agreement by agreeing to the terms and conditions set forth below.

C. The Company, the Founders and the Existing Preferred Holders desire to amend and restate the Prior Agreement in its entirety as set forth herein.

The parties agree as follows:

A.	Amendment of Prior Agreement; Waiver of Right of First Offer.

Pursuant to Section 4.3 of the Prior Agreement, effective and contingent upon execution of this Agreement by the Company, Dheeraj Pandey and the requisite majority of the Existing Preferred Holders’ shares, the Prior Agreement is hereby amended and restated in its entirety to read as set forth in this Agreement, and the Company, the Founders, the Existing Preferred Holders and the New Investors shall be bound by the provisions hereof as the sole agreement of the Company, the Founders, the Existing Preferred Holders and the New Investors with respect to the subject matter hereof. The Existing Preferred Holders that are Major Investors (as that term is defined in the Prior Rights Agreement) hereby waive the right of first offer, including the notice requirements, set forth in Section 2.3 of the Prior Agreement with respect to the issuance of Series E Preferred Stock.

1.	Registration Rights.

1.1 Definitions. For purposes of this Section 1:

(a) The term “Exchange Act” means the Securities Exchange Act of 1934, as amended (and any successor thereto) and the rules and regulations promulgated thereunder.

(b) The term “Form S-3” means such form under the Securities Act as in effect on the date hereof or any successor form under the Securities Act that permits significant incorporation by reference of the Company’s subsequent public filings under the Exchange Act.

(c) The term “Founders’ Stock” means the shares of Common Stock issued to the Founders.

(d) The term “Holder” means any person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with Section 1.12 of this Agreement. Notwithstanding the foregoing, each of Ajeet Singh and Mohit Aron shall be considered a “Holder” solely for the purposes of Section 2.13 hereof.

(e) The term “Qualified IPO” means a “Qualified Offering” as defined in the Company’s Amended and Restated Certificate of Incorporation (the “Restated Certificate”) as such Restated Certificate may be amended from time to time.

(f) The terms “register,” “registered,” and “registration” refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

(g) The term “Registrable Securities” means (i) the shares of Common Stock issuable or issued upon conversion of the Preferred Stock or the Warrant Stock, other than shares for which registration rights have terminated pursuant to Section 1.15 hereof, (ii) the shares of Founders’ Stock, provided, however, that for the purposes of Section 1.2, 1.4 and 1.13 the Founders’ Stock shall not be deemed Registrable Securities and the Founders shall not be deemed Holders, and (iii) any other shares of Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares listed in (i) and (ii); provided, however, that the foregoing definition shall exclude in all cases any Registrable Securities sold by a person in a transaction in which such person’s rights under this Agreement are not assigned. Notwithstanding the foregoing, Common Stock or other securities shall only be treated as Registrable Securities if and for so long as (A) they have not been sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, (B) they have not been sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions, and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale, or (C) they have been transferred in accordance with Section 1.12 of this Agreement.

(h) The number of shares of “Registrable Securities then outstanding” shall be determined by the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are Registrable Securities.

(i) The term “SEC” means the U.S. Securities and Exchange Commission.

(j) The term “Securities Act” means the U.S. Securities Act of 1933, as amended (and any successor thereto) and the rules and regulations promulgated thereunder.

(k) The term “Warrant Stock” means the (i) shares of Series A Preferred Stock issuable upon exercise of those certain Warrants to Purchase Shares of Capital Stock issued pursuant to that certain Convertible Note and Warrant Purchase Agreement dated December 21, 2009, (ii) shares of Series D Preferred Stock issuable upon exercise of that certain Warrant to Purchase Stock dated November 26, 2013, and (iii) shares of Series D Preferred Stock issuable upon exercise of that certain Plain English Warrant Agreement dated December 12, 2013.

(l) The term “Wellington” shall mean Wellington Management Company, LLP, and any affiliated successor investment advisor or subadvisor thereof to the Wellington Investors.

(m) The term “Wellington Investors” shall mean those Investors that are advisory or subadvisory clients of Wellington.

1.2 Request for Registration.

(a) If the Company shall receive at any time after the earlier of August 26, 2016 or six months after the effective date of the first registration statement for a public offering of securities of the Company (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or an SEC Rule 145 transaction), a written request from the Holders of at least a majority of the Registrable Securities then outstanding or the Holders of at least a majority of the Series D Preferred Stock then outstanding that the Company file a registration statement under the Securities Act covering the registration of at least such number of the Registrable Securities having an anticipated aggregate offering price, net of underwriting discounts and commissions, of at least $5,000,000, then the Company shall, within 10 days of the receipt thereof, give written notice of such request to all Holders and shall, subject to the limitations of subsection 1.2(b), use its best efforts to file as soon as practicable, and in any event within 90 days of the receipt of such request, a registration statement under the Securities Act covering all Registrable Securities which the Holders request to be registered within 20 days of the mailing of such notice by the Company.

(b) If the Holders initiating the registration request hereunder (“Initiating Holders”) intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 1.2 and the Company shall include such information in the written notice referred to in subsection 1.2(a). The underwriter will be selected by a majority in interest of the Initiating Holders and shall be reasonably acceptable to the Company. In such event, the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in subsection 1.5(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. Notwithstanding any other provision of this Section 1.2, if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities that would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all participating Holders thereof, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company owned by each participating Holder; provided, however, that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting.

(c) Notwithstanding the foregoing, if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 1.2, a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its holders of capital stock for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing for a period of not more than 120 days after receipt of the request of the Initiating Holders; provided, however, that the Company may not utilize this right more than once in any twelve-month period.

(d) In addition, the Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to this Section 1.2:

(i) with respect to registrations under this Section 1.2 other than those requested solely by holders of Series D Preferred Stock, after the Company has effected two (2) such registrations pursuant to this Section 1.2 and such registrations have been declared or ordered effective;

(ii) with respect to registrations under this Section 1.2 requested solely by holders of Series D Preferred Stock, after the Company has effected two (2) such registrations pursuant to this Section 1.2 and such registrations have been declared or ordered effective;

(iii) during the period starting with the date 90 days prior to the Company’s good faith estimate of the date of filing of, and ending on a date 90 days after the effective date of, a registration subject to Section 1.3 unless such offering is the initial public offering of the Company’s securities, in which case, ending on a date 180 days after the effective date of such registration subject to Section 1.3; provided, that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; or

(iv) if the Initiating Holders propose to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Section 1.4.

1.3 Company Registration. If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for holders of capital stock other than the Holders) any of its stock under the Securities Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan or a transaction covered by Rule 145 under the Securities Act, a registration in which the only stock being registered is Common Stock issuable upon conversion of debt securities which are also being registered, or any registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within 20 days after mailing of such notice by the Company in accordance with Section 4.4, the Company shall, subject to the cut back provisions of Section 1.8, cause to be registered under the Securities Act all of the Registrable Securities that each such Holder has requested to be registered.

1.4 Form S-3 Registration. In case the Company shall receive from any Holder or Holders a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

(a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

(b) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder’s or Holders’ Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within 15 days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 1.4: (i) if Form S-3 is not available for such offering by the Holders; (ii) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters’ discounts or commissions) of less than $3,000,000; (iii) if the Company shall furnish to the Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its holders of capital stock for such Form S-3 registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than 120 days after receipt of the request of the Holder or Holders under this Section 1.4; provided, however, that the Company shall not utilize this right more than once in any 12-month period; (iv) if the Company has, within the 12-month period preceding the date of such request, already effected two registrations on Form S-3 for the Holders pursuant to this Section 1.4; (v) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance; or (vi) during the period ending 120 days after the effective date of a registration statement subject to Section 1.3.

(c) Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. Registrations effected pursuant to this Section 1.4 shall not be counted as demands for registration or registrations effected pursuant to Sections 1.2 or 1.3, respectively.

1.5 Obligations of the Company. Whenever required under this Section 1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

(a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to 120 days, or until the distribution described in such registration statement is completed, if earlier.

(b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement for up to 120 days, or until the distribution described in such registration statement is completed, if earlier.

(c) Furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

(d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

(e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

(f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, such obligation to continue for 120 days.

(g) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed.

(h) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

(i) Use its best efforts to furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Section 1, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 1, if such securities are being sold through underwriters, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters.

1.6 Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder’s Registrable Securities. The Company shall have no obligation with respect to any registration requested pursuant to Section 1.2 or Section 1.4 of this Agreement if, as a result of the application of the preceding sentence, the number of shares or the anticipated aggregate offering price of the Registrable Securities to be included in the registration does not equal or exceed the number of shares or the anticipated aggregate offering price required to originally trigger the Company’s obligation to initiate such registration as specified in subsection 1.2(a) or subsection 1.4(b), whichever is applicable.

1.7 Expenses of Registration.

(a) Demand Registration. All expenses (other than underwriting discounts and commissions) incurred in connection with registrations, filings or qualifications pursuant to Section 1.2, including (without limitation) all registration, filing and qualification fees, printers’ and accounting fees, fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of one counsel for the selling Holders selected by them in an amount not to exceed $20,000, shall be borne by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 1.2 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all participating Holders shall bear such expenses pro rata on the basis of the number of Registrable Securities to be registered), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one demand registration pursuant to Section 1.2; provided further, however, that if at the time of such withdrawal, the Holders (i) have learned of a material adverse change in the condition, business, or prospects of the Company that was not known to the Holders at the time of their request and (ii) have withdrawn the request with reasonable promptness following disclosure by the Company of such material adverse change, then the Holders shall not be required to pay any of such expenses and shall not forfeit their rights pursuant to Section 1.2.

(b) Company Registration. All expenses (other than underwriting discounts and commissions) incurred in connection with registrations, filings or qualifications of Registrable Securities pursuant to Section 1.3 for each Holder (which right may be assigned as provided in Section 1.12), including (without limitation) all registration, filing, and qualification fees, printers’ and accounting fees, fees and disbursements of counsel for the Company and the reasonable fees and disbursements of one counsel for the selling Holder or Holders selected by them with the approval of the Company, which approval shall not be unreasonably withheld, in an amount not to exceed $20,000, shall be borne by the Company.

(c) Registration on Form S-3. All expenses incurred in connection with a registration requested pursuant to Section 1.4, including (without limitation) all registration, filing, qualification, printers’ and accounting fees and the reasonable fees and disbursements of one counsel for the selling Holder or Holders selected by them with the approval of the Company, which approval shall not be unreasonably withheld, in an amount not to exceed $20,000, and counsel for the Company, and any underwriters’ discounts or commissions associated with Registrable Securities, shall be borne by the Company.

1.8 Underwriting Requirements. In connection with any offering involving an underwriting of shares of the Company’s capital stock, the Company shall not be required under Section 1.3 to include any of the Holders’ securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by the Company (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion in good faith will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by holders of capital stock to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion in good faith is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering, apportioned as follows: (i) first, pro rata among Registrable Securities, (ii) second, to other shares requested to be included by Major Investors (as defined below) and (iii) third to other securities of the Company that are not Registrable Securities, but in no event shall (a) the amount of Registrable Securities of the selling Holders included in the offering be reduced below 33% of the total amount of securities included in such offering, unless such offering is the initial public offering of the Company’s securities, in which case, the selling

Holders may be excluded if the underwriters make the determination described above and no other security holder’s securities are included or (b) any securities held by a Founder be included if any securities held by any selling Holder (other than Founders) are excluded. For purposes of the preceding parenthetical concerning apportionment, for any selling security holder which is a holder of Registrable Securities and which is a partnership or corporation, the partners, retired partners and holders of capital stock of such holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single “selling security holder,” and any pro-rata reduction with respect to such “selling security holder” shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such “selling security holder,” as defined in this sentence. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter, delivered at least 10 business days prior to the effective date of the registration statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration. For any Holder which is a partnership, limited liability company or corporation, the partners, retired partners, members, retired members and stockholders of such Holder, or the estates and family members of any such partners, retired partners, members and retired members and any trusts for the benefit of any of the foregoing person shall be deemed to be a single “Holder,” and any pro rata reduction with respect to such “Holder” shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such “Holder,” as defined in this sentence.

1.9 Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

1.10 Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 1:

(a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, officers, directors and security holders of each Holder, legal counsel and accountants for each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a “Violation”): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law; and the Company will pay to each such Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable to any Holder, underwriter or controlling person for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

(b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 1.10(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided that in no event shall the aggregate obligations under this subsection 1.10(b) and subsection 1.10(d) below exceed the net proceeds from the offering received by such Holder, except in the case of willful fraud by such Holder.

(c) Promptly after receipt by an indemnified party under this Section 1.10 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.10, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the reasonable fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.10, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.10.

(d) If the indemnification provided for in this Section 1.10 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations; provided that in no event shall the aggregate obligations of a Holder under Subsection 1.10(b) above and this Subsection 1.10(d) exceed the net proceeds from the offering received by such Holder, except in the case of willful fraud by such Holder. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

(e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control; provided that in no event shall the indemnification obligations of a Holder pursuant to such underwriting agreement exceed the net proceeds from the applicable offering received by such Holder, except in the case of willful fraud by such Holder.

(f) The obligations of the Company and Holders under this Section 1.10 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

1.11 Reports Under the Exchange Act. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

(a) make and keep adequate current public information available, as those terms are understood and defined in SEC Rule 144, at all times after 90 days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public so long as the Company remains subject to the periodic reporting requirements under Sections 13 or 15(d) of the Exchange Act;

(b) take such action, including the voluntary registration of its Common Stock under Section 12 of the Exchange Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;

(c) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(d) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

1.12 Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 1 may be assigned (but only with all related obligations) by a Holder to a transferee or assignee (a) of at least 50% of the transferring Holder’s aggregate Registrable Securities originally obtained from the Company (or if the transferring Holder then owns less than 50% of such originally acquired securities, then all remaining Registrable Securities then held by the transferring Holder), (b) that is an Affiliate, subsidiary, parent, partner, limited partner, retired partner, member, retired member or holder of capital stock of a Holder, (c) that is an affiliated fund or entity of the Holder, which means with respect to a limited liability company or a limited liability partnership, a fund or entity managed by the same manager or managing member or general partner or management company or by an entity controlling, controlled by, or under common control with such manager or managing member or general partner or management company (such a fund or entity, an “Affiliated Fund”), (d) who is a Holder’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law (such a relation, a Holder’s “Immediate Family Member”, which term shall include adoptive relationships), or (e) that is a trust for the benefit of an individual Holder or such Holder’s Immediate Family Member, provided the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and provided, further, that such assignment shall be effective only if the transferee agrees to be bound by this Agreement and immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act. For the purposes of determining the number of shares of Registrable Securities held by a transferee or assignee, the holdings of transferees and assignees of (i) a partnership who are partners or retired partners of such partnership or (ii) a limited liability company who are members or retired members of such limited liability company (including Immediate Family Members of such partners or members who acquire Registrable Securities by gift, will or intestate succession) shall be aggregated together and with the partnership or limited liability company; provided that all assignees and transferees who would not qualify individually for assignment of registration rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices or taking any action under Section 1.

1.13 Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of at least a majority of the outstanding Registrable Securities, other than as provided to additional purchasers pursuant to Section 4.3, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder (a) to include such securities in any registration filed under Section 1.2 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such securities will not reduce the amount of the Registrable Securities of the Holders which are included or (b) to make a demand registration which could result in such registration statement being declared effective prior to the earlier of either of the dates set forth in subsection 1.2(a) or within 120 days of the effective date of any registration effected pursuant to Section 1.2.

1.14 Lock-Up Agreement.

(a) Lock-Up Period; Agreement. In connection with the initial public offering of the Company’s securities and upon request of the Company or the underwriters managing such offering of the Company’s securities, Holder hereby agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as may be requested by the Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the Company’s initial public offering.

(b) Limitations. The obligations described in Section 1.14(a) shall apply only if all officers, directors and 1% securityholders of the Company enter into similar agreements, and shall not apply to a registration relating solely to employee benefit plans, or to a registration relating solely to a transaction pursuant to Rule 145 under the Securities Act. If the restrictions set forth in Section 1.14(a) are terminated or waived with respect to any Holder or any other person or entity subject to such restrictions, except for a person or entity who is not an officer or director of the Company and holds less than 1% of the outstanding Common Stock, on a fully-diluted and as-converted basis, then the restrictions on each Holder shall be terminated or waived to the same extent.

(c) Stop-Transfer Instructions. In order to enforce the foregoing covenants, the Company may impose stop-transfer instructions with respect to the securities of each Holder (and the securities of every other person subject to the restrictions in Section 1.14(a)).

(d) Transferees Bound. Each Holder agrees that it will not transfer securities of the Company unless each transferee agrees in writing to be bound by all of the provisions of this Section 1.14; provided that this Section 1.14(d) shall not apply to transfers pursuant to a registration statement or transfers after the 12-month anniversary of the effective date of the Company’s initial registration statement subject to this Section 1.14.

(e) Exceptions. Except for the restrictions and limitations applicable to the Registrable Securities set forth in this Section 1.14 above, none of the provisions in this Section 1.14 shall in any way limit The Goldman Sachs Group, Inc. or any of its Affiliates (as defined below) (collectively, “GS”) from engaging in any brokerage, investment, advisory, financial advisory, anti-raid advisory, principaling, merger advisory, financing, asset management, trading, market making, arbitrage, investment activity and other similar activities conducted in the ordinary course of their business. The Company acknowledges that the restrictions contained in this Section 1.14 shall not apply to the Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock acquired by GS or by Fidelity Management & Research Company (together with its Affiliates, “Fidelity”) or any Wellington Investor following the effective date of the first registration statement of the Company covering Common Stock (or other securities) to be sold on behalf of the Company in its first firm commitment underwritten public offering of its Common Stock.

1.15 Termination of Registration Rights. No Holder shall be entitled to exercise any right provided for in this Section 1 after the earlier of (a) five years following the consummation of a Qualified IPO, (b) such time after the expiration of the lock-up period described in Section 1.14(a) above as Rule 144 or another similar exemption under the Securities Act is available for the sale of all of such Holder’s shares during a three-month period without registration or (c) upon termination of this Agreement, as provided in Section 3.1.

2.	Covenants of the Company.

2.1 Delivery of Financial Statements. Upon the request by a Major Investor (as hereinafter defined), the Company shall deliver to each Major Investor (other than a Major Investor reasonably deemed by the Company to be a competitor of the Company):

(a) as soon as practicable, but in any event within 150 days after the end of each fiscal year of the Company, an income statement for such fiscal year, a balance sheet of the Company and statement of stockholders’ equity as of the end of such year, and a statement of cash flows for such year, such year-end financial reports to be in reasonable detail, prepared in accordance with generally accepted accounting principles (“GAAP”), and audited and certified by an independent public accounting firm of nationally recognized standing selected by the Company;

(b) as soon as practicable after the end of the first, second and third quarterly accounting periods in each fiscal year of the Company, but in any event within 60 days after the end of each such period, an unaudited income statement for each such quarterly period, an unaudited balance sheet of the Company and an unaudited statement of stockholders’ equity as of the end of such quarterly period, and a statement of cash flows for each such quarterly period, such financial reports to be in reasonable detail, prepared in accordance with GAAP; and

(c) as soon as practicable, but in any event 30 days prior to the end of each fiscal year, a budget and business plan for the next fiscal year, with quarterly forward projections.

Notwithstanding anything else in this Section 2.1 to the contrary, the Company may cease providing the information set forth in this Section 2.1 during the period starting with the date 60 days before the Company’s good-faith estimate of the date of filing of a registration statement if it reasonably concludes it must do so to comply with the SEC rules applicable to such registration statement and related offering; provided that the Company’s covenants under this Section 2.1 shall be reinstated at such time as the Company is no longer actively employing its commercially reasonable efforts to cause such registration statement to become effective.

2.2 Inspection. The Company shall permit each Major Investor (except for a Major Investor reasonably deemed by the Company to be a competitor of the Company), at such Major Investor’s expense, as applicable, to visit and inspect the Company’s properties, to examine its books of account and records and to discuss the Company’s affairs, finances and accounts with its officers, all at such reasonable times as may be requested by the Major Investor; provided, however, that the Company shall not be obligated pursuant to this Section 2.2 to provide access to any information which it reasonably considers to be privileged or a trade secret or similar confidential information. For purposes of clarification, in no case shall (i) SAPV, (ii) Riverwood Capital Partners, L.P. (“Riverwood”), (iii) Morgan Stanley Expansion Capital LP or MS Expansion Capital Co-Investment Vehicle LP (together, “Morgan Stanley”), (iv) Fidelity or (v) any Wellington Investor be deemed a competitor of the Company for purposes of this Section 2.

2.3 Right of First Offer. Subject to the terms and conditions specified in this Section 2.3, the Company hereby grants to each Major Investor a right of first offer with respect to future sales by the Company of its Shares (as hereinafter defined). For purposes of this Agreement, a “Major Investor” shall mean (i) any Holder other than the Founders who holds at least 4,000,000 shares (subject to adjustment for stock splits, stock dividends, reclassifications or the like) of Registrable Securities, (ii) any Holder who then holds at least $5,000,000 of Series C Preferred Stock, Series D Preferred Stock, or Series E Preferred Stock valued at the initial purchase price of such Series C Preferred Stock, Series D Preferred Stock, or Series E Preferred Stock, as applicable, or (iii) solely to the extent that GS continues to hold at least 600,000 shares of Series C Preferred Stock of the Company (as adjusted for stock splits, stock dividends, reclassifications or the like), GS Direct, L.L.C.; provided, however that Ajeet Singh and Mohit Aron shall be considered a “Major Investor” solely for the purposes of Section 2.1 above; and provided, further that, without limiting the foregoing, Fidelity and all Wellington Investors shall be considered “Major Investors” solely for the purposes of Section 2.1(a) and Section 2.1(b) above. For purposes of this Section 2.3, the term “Major Investor” includes any general partners, managing members and affiliates of a person that is otherwise a Major Investor, including Affiliated Funds. A Major Investor who chooses to exercise the right of first offer may designate as purchasers under such right itself or its partners or affiliates, including Affiliated Funds, in such proportions as it deems appropriate. Each time the Company proposes to offer any shares of, or securities convertible into or exercisable for any shares of, any class of its capital stock (“Shares”), the Company shall first make an offering of such Shares to each Major Investor in accordance with the following provisions:

(a) The Company shall deliver a notice (the “RFO Notice”) to the Major Investors stating (i) its bona fide intention to offer such Shares, (ii) the number of such Shares to be offered, and (iii) the price and teams, if any, upon which it proposes to offer such Shares.

(b) Within 15 calendar days after delivery of the RFO Notice, the Major Investor may elect to purchase or obtain, at the price and on the terms specified in the RFO Notice, up to that portion of such Shares which equals the proportion that the number of shares of Common Stock issued and held, or issuable upon conversion and exercise of all convertible or exercisable securities then held, by such Major

Investor bears to the sum of (i) the total number of shares of Common Stock then outstanding (assuming full conversion and exercise of all convertible or exercisable securities) and (ii) shares of Common Stock issuable to employees, consultants or directors pursuant to a stock option plan, restricted stock plan, or other stock plan approved by the Board of Directors. Such purchase shall be completed at the same closing as that of any third party purchasers or at an additional closing thereunder. The Company shall promptly, in writing, inform each Major Investor that purchases all the shares available to it (each, a “Fully-Exercising Investor”) of any other Major Investor’s failure to do likewise. During the 10-day period commencing after receipt of such information, each Fully-Exercising Investor shall be entitled to obtain that portion of the Shares for which Major Investors were entitled to subscribe but which were not subscribed for by the Major Investors that is equal to the proportion that the number of shares of Common Stock issued and held, or issuable upon conversion and exercise of all convertible or exercisable securities then held, by such Fully-Exercising Investor bears to the total number of shares of Common Stock then outstanding (assuming full conversion and exercise of all convertible or exercisable securities) issued and held, or issuable upon conversion of the Preferred Stock then held, by all the Major Investors. For avoidance of doubt, if the rights under this Section 2.3 are waived in respect of the issuance of Shares for any Major Investors, then the Company shall not permit any Major Investors to participate in the issuance of such Shares unless the Company first provides all other Major Investors with the same rights under this Section 2.3 to participate in such issuance of Shares.

(c) The Company may, during the 15-day period following the expiration of the period provided in subsection 2.3(b) hereof, offer the remaining unsubscribed portion of the Shares to any person or persons at a price not less than, and upon terms no more favorable to the offeree than those specified in the RFO Notice. If the Company does not enter into an agreement for the sale of the Shares within such period, or if such agreement is not consummated within 60 days of the execution thereof, the right provided hereunder shall be deemed to be revived and such Shares shall not be offered unless first reoffered to the Major Investors in accordance herewith.

(d) The right of first offer in this Section 2.3 shall not be applicable to the issuance of Exempted Securities (as defined in the Restated Certificate) or the Series E Preferred Stock issued or issuable pursuant to the Purchase Agreement.

(e) In addition to the foregoing, the right of first offer in this Section 2.3 shall not be applicable with respect to any Major Investor and any subsequent securities issuance, if (i) at the time of such subsequent securities issuance, the Major Investor is not an “accredited investor,” as that term is then defined in Rule 501(a) under the Securities Act and (ii) such subsequent securities issuance is otherwise being offered only to accredited investors.

2.4 Confidentiality. Each Investor shall keep confidential and shall not disclose, divulge or use for any purpose (other than to monitor its investment in the Company) any confidential information obtained from the Company pursuant to the terms of this Agreement (including notice of the Company’s intention to file a registration statement), unless such confidential information (a) is known or becomes known to the public in general (other than as a result of a breach of this Section 2.4 by such Investor), (b) is or has been independently developed or conceived by the Investor without use of the Company’s confidential information, or (c) is or has been made known or disclosed to the Investor by a third party without a breach of any obligation of confidentiality such third party may have to the Company; provided, however, that an Investor may disclose confidential information (i) to its attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with monitoring its investment in the Company; (ii) to any prospective purchaser of any Registrable Securities from such Investor, if such prospective purchaser agrees to be bound by the provisions of this Section 2.4; (iii) to any Affiliate, partner, member, stockholder, or wholly owned subsidiary of such Investor in the ordinary course of business, provided that such Investor informs such person that such information is confidential and directs such person to maintain the confidentiality of such information; or (iv) as may otherwise be required by law, provided that the Investor promptly notifies the Company of such disclosure and takes reasonable steps to minimize the extent of any such required disclosure.

Ajeet Singh and Mohit Aron shall keep confidential and shall not disclose, divulge or use for any purpose (other than to monitor their holdings in the Company) any information received pursuant to Section 2.1 or any other confidential information obtained from the Company, provided that Ajeet Singh and Mohit Aron may disclose confidential information to their attorneys, accountants, and other similar professionals on a need-to-know basis solely to the extent necessary to obtain their services in connection with monitoring their respective holdings in the Company.

2.5 Vesting of Employee Stock. Unless otherwise approved by the Board of Directors of the Company, all employees and consultants of the Company who purchase, receive options to purchase, or receive awards of shares of the Company’s capital stock after the date hereof shall be required to execute restricted stock or option agreements, as applicable, providing for vesting of 25% of the shares at the end of the initial 12-month period of continuous service or employment, with the remaining shares vesting in equal monthly installments over the following 36 months thereafter. With respect to any shares of stock purchased by any such person, the Company’s repurchase option shall provide that upon such person’s termination of employment or service with the Company, with or without cause, the Company or its assignee shall have the option to purchase at cost any unvested shares of stock held by such person.

2.6 Board Observer Rights.

(a) As long as Lightspeed Venture Partners (“Lightspeed”) owns any shares of Series A Preferred Stock and is not entitled to designate two (2) of the directors serving on the Board of Directors of the Company, the Company shall invite a representative of Lightspeed to attend all meetings of its Board of Directors in a nonvoting observer capacity and, in this respect, shall give such representative copies of all notices, minutes, consents, and other materials that it provides to its directors, if so requested; provided, however, that such representative shall agree to hold in confidence and trust and to act in a fiduciary manner with respect to all information so provided; and provided further, that the Company reserves the right to withhold any information and to exclude such representative from any meeting or portion thereof if access to such information or attendance at such meeting could result in disclosure of trade secrets or highly confidential information or in a conflict of interest or adversely affect the attorney-client privilege between the Company and its counsel.

(b) As long as SAP Ventures Fund II, L.P. and/or its affiliates (“SAPV”) owns at least 50% of the Series D Preferred stock initially purchased by SAPV, the Company shall invite a representative of SAPV to attend all meetings of its Board of Directors in a nonvoting observer capacity and, in this respect, shall give such representative copies of all notices, minutes, consents, and other materials that it provides to its directors, if so requested; provided, however, that such representative shall agree to hold in confidence and trust all information so provided; and provided further, that the Company reserves the right to withhold any information and to exclude such representative from any meeting or portion thereof if access to such information or attendance at such meeting could reasonably result in disclosure of trade secrets or highly confidential information or in a conflict of interest or adversely affect the attorney-client privilege between the Company and its counsel. The Company shall reimburse the SAPV observer for all travel and out-of-pocket expenses for attending meetings of the Board of Directors or other related Company activities.

2.7 Confidential Information and Invention Assignment Agreements. The Company shall require each person currently employed, and to be employed after the date hereof, by the Company, shall execute and deliver a Confidential Information and Invention Assignment Agreement in a form approved by the Board of Directors of the Company.

2.8 Certain Actions by the Company. The Company shall not take any of the following actions without the prior consent of the Board of Directors of the Company (including the consent of at least one of the Preferred Directors (as defined in the Restated Certificate) for subsection (c) below):

(a) incur indebtedness other than in the ordinary course of business, including without limitation, normal course trade debt;

(b) enter into any material transaction with its affiliates which is not in the ordinary course of business; or

(c) issue, after the date of the Initial Closing (as defined in the Purchase Agreement), additional shares of Common Stock (or options to purchase Common Stock) to Ajeet Singh, Dheeraj Pandey or Mohit Aron.

2.9 Use of Name.

(a) The Company agrees that it will not, without the prior written consent of GS, use in connection with any public announcement, posting of information on a website or written news release, advertising, publicity or otherwise, the name of Goldman Sachs & Co. or any of its affiliates or any partner or employee thereof, nor represent, directly or indirectly, that any product or service provided by the Company has been approved or endorsed by GS. Notwithstanding the foregoing, the Company may use and disclose the name of GS in disclosures required by law or regulation; provided, GS is given prior written notice of such requirement and an opportunity to seek a protective order. The Company hereby grants to GS permission to use the Company’s name and logo in GS’ marketing materials. GS shall include a trademark attribution notice giving notice of the Company’s ownership of its trademarks in the marketing materials in which the Company’s name and logo appear.

(b) The Company agrees that it will not, without the prior written consent of the Morgan Stanley, use in connection with any public announcement, posting of information on a website or written news release, advertising, publicity or otherwise, the name of the Morgan Stanley or any of its affiliates or any partner or employee thereof, nor represent, directly or indirectly, that any product or service provided by the Company has been approved or endorsed by the Morgan Stanley. Notwithstanding the foregoing, the Company may use and disclose the name of the Morgan Stanley in disclosures required by law or regulation; provided, the Morgan Stanley is given prior written notice of such requirement and an opportunity to seek a protective order. The Company hereby grants to the Morgan Stanley permission to use the Company’s name and logo in the Morgan Stanley’s marketing materials. The Morgan Stanley shall include a trademark attribution notice giving notice of the Company’s ownership of its trademarks in the marketing materials in which the Company’s name and logo appear.

(c) The Company agrees that it will not use the name of Riverwood or any of its affiliates without the prior written consent of Riverwood. The Company and Riverwood must jointly agree on the timing and content of any public disclosure relating to Riverwood’s investment in the Company.

2.10 Restrictive Covenants.

(a) The Company agrees not to require any Investor or any of their Affiliates to (i) send any business opportunities to the Company or (ii) violate any client confidence. Notwithstanding anything to the contrary in any “Transaction Agreement” (as such term is defined in the Series E Preferred Stock Purchase Agreement, dated as of the date hereof, between the Company and the other parties thereto), the Company agrees that any Investor may disclose any confidential information of the Company it receives if such disclosure is required by law, regulation or any regulatory or governmental authority or pursuant to the advice of counsel if such disclosure is requested by any regulatory or governmental authority; provided, the Company is given, to the extent reasonably practicable and legally permitted, prior written notice of such requirement or request and an opportunity to seek a protective order with respect thereto.

(b) Notwithstanding anything to the contrary in any Transaction Agreement, none of the provisions herein or therein shall in any way limit any Investor or any of its Affiliates from engaging in any brokerage, investment advisory, financial advisory, anti-raid advisory, principaling, merger advisory, financing, asset management, trading, market making, arbitrage, investment activity or other similar activities conducted in the ordinary course of its business.

(c) The Company agrees that it will not enter into any agreement that contains a non-competition or non-solicitation covenant that binds any Investor or any Affiliate of any Investor.

2.11 Information. The Company agrees to keep each of the Major Investors reasonably informed, on a current basis, of all proceedings, notices or changes with respect to any criminal, material tax or material regulatory investigation or other criminal, material tax or material regulatory action involving the Company or any of its subsidiaries, or, to the Company’s knowledge, its directors and officers.

2.12 Hart-Scott-Rodino Antitrust Improvements Act. Any holders of Series E Preferred Stock who are required to make any filings or notifications under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), in connection with the acquisition of such shares of Series E Preferred Stock, shall have made such filings or notifications within 60 days of the date hereof.

2.13 Termination of Certain Covenants.

(a) Each of the covenants set forth in this Section 2 (other than the covenants set forth in Sections 2.4 and this 2.13) shall terminate as to each Holder and be of no further force or effect (i) immediately prior to the consummation of a Qualified IPO or (ii) upon termination of this Agreement, as provided in Section 3.1.

(b) The covenants set forth in Sections 2.1, 2.2 and 2.11 shall terminate as to each Holder and be of no further force or effect when the Company first becomes subject to the periodic reporting requirements of Sections 13 or 15(d) of the Exchange Act, if this occurs earlier than the events described in Section 2.13(a).

(c) The covenants set forth in Section 2.1 shall terminate as to Ajeet Singh and be of no further force or effect at such time as Ajeet Singh holds fewer than 3,500,000 shares of Common Stock of the Company (as adjusted for stock splits, stock dividends, reclassifications or the like), provided, however, that shares of Common Stock transferred by Ajeet Singh to Ajeet Singh’s Immediate Family (as defined in the Amended and Restated Right of First Refusal and Co-Sale Agreement among the Company, the Founders and the Investors named therein, dated as of the date hereof) or a trust for Ajeet Singh’s benefit or the benefit of Ajeet Singh’s Immediate Family, whenever so transferred, shall be included in the number of shares held by Ajeet Singh for the purposes of this Section 2.13(c).

(d) The covenants set forth in Section 2.1 shall terminate as to Mohit Aron and be of no further force or effect at such time as Mohit Aron holds fewer than 2,762,268 shares of Common Stock of the

Company (as adjusted for stock splits, stock dividends, reclassifications or the like), provided, however, that shares of Common Stock transferred by Mohit Aron to Mohit Aron’s Immediate Family (as defined in the Amended and Restated Right of First Refusal and Co-Sale Agreement among the Company, the Founders and the Investors named therein, dated as of the date hereof) or a trust for Mohit Aron’s benefit or the benefit of Mohit Aron’s Immediate Family, whenever so transferred, shall be included in the number of shares held by Mohit Aron for the purposes of this Section 2.13(d).

3.	Termination of Agreement.

3.1 Termination Events. This Agreement shall terminate and have no further force or effect upon the earlier of:

(a) the liquidation, dissolution or indefinite cessation of the business operations of the Company; or

(b) the consummation of a Liquidation Transaction (as defined in the Restated Certificate); provided, that the covenants set forth in Section 2.1, 2.2 and 2.11 shall not terminate if, following, and as a result of, such Liquidation Transaction, Fidelity or any Wellington Investor holds equity in an entity that is not subject to the periodic reporting requirements of Section 13 or 15(d) of the Exchange Act; provided, that each of Fidelity and each Wellington Investor agree to work in good faith with the acquiring entity regarding the scope of such rights following a Liquidation Transaction.

4.	Miscellaneous.

4.1 Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof, and supersedes any and all other written or oral agreements relating to the subject matter hereof existing between the parties hereto.

4.2 Successors and Assigns; Third Party Beneficiaries. Except as otherwise provided in this Agreement, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors, assigns and legal representatives of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors, assigns and legal representatives any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

4.3 Amendments and Waivers. Any term of this Agreement may be amended or waived only with the written consent of (a) the Company, (b) Dheeraj Pandey (or his successor, assign and legal representative), (c) the holders of at least a majority of the Company’s outstanding Preferred Stock (or their respective successors and assigns) (voting on an as-converted to Common Stock basis) and (d) the holders of at least 66.7% of the Company’s outstanding Series D Preferred Stock (or their respective successors and assigns); provided that, (i) no such amendment shall materially and adversely affect any Investor in a different and disproportionate manner relative to the other Investors unless such amendment is agreed to in writing by such adversely affected Investor; (ii) amendment of this Agreement to provide rights similar to the rights herein to future investors will not require the separate written consent of the holders of the Company’s outstanding Series D Preferred Stock (so long as the existing rights of the holders of the Company’s outstanding Series D Preferred Stock under this Agreement are not changed or altered to remove or extinguish such existing rights; provided, that the rights granted to future investors may be greater or different than the existing rights of the holders of the Company’s outstanding Series D Preferred Stock hereunder), (iii) Section 2.2 may not be amended or waived without the written consent of Riverwood; (iv) Sections 2.2 and 2.6(b) may not be amended or waived without the written consent of SAPV; (v) Section 2.6(a) may not be amended or waived without the written consent of Lightspeed, (vi) Section 2.2 may not be amended or waived without the written consent of Morgan Stanley; (vii) no amendment shall adversely affect the holders of Series E Preferred Stock unless such amendment is agreed to in writing by the holders of at least 66.7% of the Company’s outstanding Series E Preferred Stock (or their respective successors and assigns) (for the avoidance of doubt, an amendment hereto to provide rights similar to the rights herein to future investors will not alone be considered adverse to the holders of Series E Preferred Stock so long as the existing rights of the holders of the Company’s outstanding Series E Preferred Stock under this Agreement are not changed or altered to remove or extinguish such existing rights; provided, that the rights granted to future investors may be greater or different than the existing rights of the holders of the Company’s outstanding Series E Preferred Stock hereunder); (viii) no such amendment shall materially and adversely affect Ajeet Singh or Mohit Aron in a different and disproportionate manner relative to the other Founders unless such amendment is agreed to in writing by Ajeet Singh or Mohit Aron, as applicable; (ix) the definition of “Affiliate” as it relates to a Wellington Investor may not be amended or waived without the prior written consent of such Wellington Investor, and (x) the definitions of “Wellington” and “Wellington Investors” may not be amended, terminated or waived without the prior written consent of the Wellington Investors holding a majority of the Registrable Securities then outstanding and held by the Wellington Investors. Any amendment or waiver effected in accordance with this Section 4.3 shall be binding upon the Company, the Founders, the Investors, and each of their respective successors and assigns. Notwithstanding the foregoing, this Agreement may be amended with only the written consent of the Company for the sole purpose of including additional purchasers of Series E Preferred Stock pursuant to the Purchase Agreement as “Investors” and any such Investor shall be deemed to be an “Investor” for all purposes.

4.4 Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by email or fax (upon customary confirmation of receipt), or forty-eight (48) hours after being deposited in the U.S. mail as certified or registered mail with postage prepaid, addressed to the party to be notified at such party’s address, email or fax number as set forth on the signature page or on Schedule 1 or Schedule 2 hereto, or as subsequently modified by written notice.

4.5 Aggregation of Stock. All shares of capital stock of the Company held or acquired by Affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement and such Affiliated persons may apportion such rights as among themselves in any manner they deem appropriate. As used herein, “Affiliate” means, with respect to any specified Investor, any other Investor who, directly or indirectly, controls, is controlled by or is under common control with such Investor, including, without limitation, any general partner, managing member, officer or director of such Investor, or any venture capital fund now or hereafter existing which is controlled by one or more general partners or managing members of, or shares the same management company with, such Investor. Notwithstanding the foregoing, for purposes of this Agreement, (a) each Wellington Investor shall be deemed to be an Affiliate of each other Wellington Investor, and (b) an entity that is an Affiliate of a Wellington Investor shall not be deemed to be an Affiliate of any other Wellington Investor unless such entity is a Wellington Investor (and, for the avoidance of doubt, an Affiliate of such entity shall not be deemed an Affiliate of any Wellington Investor solely by virtue of being an Affiliate of such entity).

4.6 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of this Agreement shall be interpreted as if such provision were so excluded and (c) the balance of this Agreement shall be enforceable in accordance with its terms.

4.7 Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

4.8 Counterparts. This Agreement may be executed (manually or electronically) in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

4.9 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

[Signature Pages Follow]

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

THE COMPANY:

NUTANIX, INC.

By:	/s/ Duston Williams
(Signature)

Name:	Duston Williams
Title:	Chief Financial Officer

Address:
1740 Technology Drive, Suite 150
San Jose, CA 95110

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT OF NUTANIX, INC.

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

THE FOUNDERS:

DHEERAJ PANDEY

/s/ Dheeraj Pandey
(Signature)

Address:
1740 Technology Drive, Suite 150
San Jose, CA 95110

THE PANDEY IRREVOCABLE DESCENDANTS’ TRUST

By:	/s/ Dheeraj Pandey
Name:	Dheeraj Pandey
Title:	Trustee

DHEERAJ PANDEY AND SWAPNA PANDEY, TRUSTEES OF THE PANDEY REVOCABLE TRUST

By:	/s/ Dheeraj Pandey
Name:	Dheeraj Pandey
Title:	Trustee

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT OF NUTANIX, INC.

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

THE FOUNDERS:

AJEET SINGH

/s/ Ajeet Singh
(Signature)

SINGH/SAHARAN 2014 IRREVOCABLE DESCENDANTS’ TRUST

By:	/s/ Ajeet Singh
Name:	Ajeet Singh
Title:	Trustee

SINGH/SAHARAN REVOCABLE TRUST DATED JANUARY 24, 2014, AJEET SINGH AND RENU SAHARAN TRUSTEES

By:	/s/ Ajeet Singh
Name:	Ajeet Singh
Title:	Trustee

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT OF NUTANIX, INC.

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTOR:

Fidelity Securities Fund: Fidelity Blue Chip Growth Fund

By:	/s/ Stacie M. Smith
Name:	Stacie Smith
Title:	Deputy Treasurer

INVESTOR:

Fidelity Securities Fund: Fidelity Series Blue Chip Growth Fund

By:	/s/ Stacie M. Smith
Name:	Stacie Smith
Title:	Deputy Treasurer

INVESTOR:

Fidelity Mt. Vernon Street Trust: Fidelity Series Growth Company Fund

By:	/s/ Stacie M. Smith
Name:	Stacie Smith
Title:	Deputy Treasurer

INVESTOR:

Fidelity Group Trust for Employee Benefit Plans: Fidelity Growth Company Commingled Pool

By:	Fidelity Management & Trust Co.

By:	/s/ Kenneth Robins
Name:	Kenneth Robbins
Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT OF NUTANIX, INC.

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTOR:

Fidelity Mt. Vernon Street Trust: Fidelity Growth Company Fund

By:	/s/ Stacie M. Smith
Name:	Stacie Smith
Title:	Deputy Treasurer

INVESTOR:

Fidelity Securities Fund: Fidelity OTC Portfolio

By:	/s/ Stacie M. Smith
Name:	Stacie Smith
Title:	Deputy Treasurer

INVESTOR:

Fidelity Advisor Series VII: Fidelity Advisor Technology Fund

By:	/s/ Stacie M. Smith
Name:	Stacie Smith
Title:	Deputy Treasurer

INVESTOR:

Variable Insurance Products Fund IV: Technology Portfolio

By:	/s/ Stacie M. Smith
Name:	Stacie Smith
Title:	Deputy Treasurer

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT OF NUTANIX, INC.

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTOR:

Fidelity Select Portfolios: Technology Portfolio

By:	/s/ Stacie M. Smith
Name:	Stacie Smith
Title:	Deputy Treasurer

INVESTOR:

Fidelity Central Investment Portfolios LLC: Fidelity Information Technology Central Fund

By:	/s/ Stacie M. Smith
Name:	Stacie Smith
Title:	Deputy Treasurer

INVESTOR:

Fidelity Magellan Fund: Fidelity Magellan Fund

By:	/s/ Stacie M. Smith
Name:	Stacie Smith
Title:	Deputy Treasurer

INVESTOR:

Fidelity Contrafund: Fidelity Contrafund

By:	/s/ Stacie M. Smith
Name:	Stacie Smith
Title:	Deputy Treasurer

INVESTOR:

Fidelity Contrafund: Fidelity Advisor Series Opportunistic Insights Fund

By:	/s/ Stacie M. Smith
Name:	Stacie Smith
Title:	Deputy Treasurer

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT OF NUTANIX, INC.

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTOR:

Fidelity Group Trust for Employee Benefit Plans: Fidelity Contrafund Commingled Pool

By:	Fidelity Management & Trust Co.

By:	/s/ Kenneth Robins
Name:	Kenneth Robins
Title:	Authorized Signatory

INVESTOR:

Fidelity Contrafund: Fidelity Advisor New Insights Fund

By:	/s/ Stacie M. Smith
Name:	Stacie Smith
Title:	Deputy Treasurer

INVESTOR:

Fidelity Contrafund: Fidelity Series Opportunistic Insights Fund

By:	/s/ Stacie M. Smith
Name:	Stacie Smith
Title:	Deputy Treasurer

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT OF NUTANIX, INC.

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

Alpha Opportunities Fund

By:	Wellington Management Company, LLP, as investment adviser

Name:	/s/ Steven M. Hoffman
Title:	Vice President and Counsel

Alpha Opportunities Fund c/o Wellington Management Company, LLP
280 Congress Street
Boston, MA 02210

With a copy to:

WilmerHale
60 State St.
Boston, MA 02482

Alpha Opportunities Trust

By:	Wellington Management Company, LLP, as investment adviser

Name:	/s/ Steven M. Hoffman
Title:	Vice President and Counsel

Alpha Opportunities Trust c/o Wellington Management Company, LLP
280 Congress Street
Boston, MA 02210

With a copy to:

WilmerHale
60 State St.
Boston, MA 02482

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT OF NUTANIX, INC.

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

ConocoPhillips Retirement Plan

By:	Wellington Management Company, LLP, as investment adviser

Name:	/s/ Steven M. Hoffman
Title:	Vice President and Counsel

ConocoPhillips Retirement Plan c/o Wellington Management Company, LLP
280 Congress Street
Boston, MA 02210

With a copy to:

WilmerHale
60 State St.
Boston, MA 02482

Desjardins American Equity Growth Fund

By:	Wellington Management Company, LLP, as investment adviser

Name:	/s/ Steven M. Hoffman
Title:	Vice President and Counsel

Desjardins American Equity Growth Fund c/o Wellington Management Company, LLP
280 Congress Street
Boston, MA 02210

With a copy to:

WilmerHale
60 State St.
Boston, MA 02482

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT OF NUTANIX, INC.

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

Global Multi-Strategy Fund

By:	Wellington Management Company, LLP, as investment adviser

Name:	/s/ Steven M. Hoffman
Title:	Vice President and Counsel

Global Multi-Strategy Fund c/o Wellington Management Company, LLP
280 Congress Street
Boston, MA 02210

With a copy to:

WilmerHale
60 State St.
Boston, MA 02482

Greatlink Global Technology Fund

By:	Wellington Management Company, LLP, as investment adviser

Name:	/s/ Steven M. Hoffman
Title:	Vice President and Counsel

Greatlink Global Technology Fund c/o Wellington Management Company, LLP
280 Congress Street
Boston, MA 02210

With a copy to:

WilmerHale
60 State St.
Boston, MA 02482

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT OF NUTANIX, INC.

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

Hartford Global Capital Appreciation Fund

By:	Wellington Management Company, LLP, as investment adviser

Name:	/s/ Steven M. Hoffman
Title:	Vice President and Counsel

Hartford Global Capital Appreciation Fund c/o Wellington Management Company, LLP
280 Congress Street
Boston, MA 02210

With a copy to:

WilmerHale
60 State St.
Boston, MA 02482

Hartford Growth Opportunities HLS Fund

By:	Wellington Management Company, LLP, as investment adviser

Name:	/s/ Steven M. Hoffman
Title:	Vice President and Counsel

Hartford Growth Opportunities HLS Fund c/o Wellington Management Company, LLP
280 Congress Street
Boston, MA 02210

With a copy to:

WilmerHale
60 State St.
Boston, MA 02482

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT OF NUTANIX, INC.

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

Hartford Small Company HLS Fund

By:	Wellington Management Company, LLP, as investment adviser

Name:	/s/ Steven M. Hoffman
Title:	Vice President and Counsel

Hartford Small Company HLS Fund c/o Wellington Management Company, LLP
280 Congress Street
Boston, MA 02210

With a copy to:

WilmerHale
60 State St.
Boston, MA 02482

Hazelbrook Investors (Bermuda) L.P.

By:	Wellington Management Company, LLP, as investment adviser

Name:	/s/ Steven M. Hoffman
Title:	Vice President and Counsel

Hazelbrook Investors (Bermuda) L.P. c/o Wellington Management Company, LLP
280 Congress Street
Boston, MA 02210

With a copy to:

WilmerHale
60 State St.
Boston, MA 02482

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT OF NUTANIX, INC.

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

Hazelbrook Partners, L.P.

By:	Wellington Management Company, LLP, as investment adviser

Name:	/s/ Steven M. Hoffman
Title:	Vice President and Counsel

Hazelbrook Partners, L.P. c/o Wellington Management Company, LLP
280 Congress Street
Boston, MA 02210

With a copy to:

WilmerHale 60 State St. Boston, MA 02482

Ithan Creek Master Investors (Cayman) L.P.

By:	Wellington Management Company, LLP, as investment adviser

Name:	/s/ Steven M. Hoffman
Title:	Vice President and Counsel

Ithan Creek Master Investors (Cayman) L.P. c/o Wellington Management Company, LLP 280 Congress Street Boston, MA 02210

With a copy to:

WilmerHale 60 State St. Boston, MA 02482

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT OF NUTANIX, INC.

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

John Hancock Funds II Small Cap Growth Fund

By:	Wellington Management Company, LLP, as investment adviser

Name:	/s/ Steven M. Hoffman
Title:	Vice President and Counsel

John Hancock Funds II Small Cap Growth Fund c/o Wellington Management Company, LLP
280 Congress Street
Boston, MA 02210

With a copy to:

WilmerHale 60 State St. Boston, MA 02482

John Hancock Pension Plan

By:	Wellington Management Company, LLP, as investment adviser

Name:	/s/ Steven M. Hoffman
Title:	Vice President and Counsel

John Hancock Pension Plan c/o Wellington Management Company, LLP 280 Congress Street Boston, MA 02210

With a copy to:

WilmerHale 60 State St. Boston, MA 02482

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT OF NUTANIX, INC.

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

John Hancock Variable Insurance Trust Small Cap Growth Trust

By:	Wellington Management Company, LLP, as investment adviser

Name:	/s/ Steven M. Hoffman
Title:	Vice President and Counsel

John Hancock Variable Insurance Trust Small Cap Growth Trust c/o Wellington Management Company, LLP
280 Congress Street
Boston, MA 02210

With a copy to:

WilmerHale 60 State St. Boston, MA 02482

MassMutual Select Small Cap Growth Equity Fund

By:	Wellington Management Company, LLP, as investment adviser

Name:	/s/ Steven M. Hoffman
Title:	Vice President and Counsel

MassMutual Select Small Cap Growth Equity Fund c/o Wellington Management Company, LLP 280 Congress Street Boston, MA 02210

With a copy to:

WilmerHale 60 State St. Boston, MA 02482

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT OF NUTANIX, INC.

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

Mid Cap Stock Fund

By:	Wellington Management Company, LLP, as investment adviser

Name:	/s/ Steven M. Hoffman
Title:	Vice President and Counsel

Mid Cap Stock Fund c/o Wellington Management Company, LLP
280 Congress Street
Boston, MA 02210

With a copy to:

WilmerHale 60 State St. Boston, MA 02482

Mid Cap Stock Trust

By:	Wellington Management Company, LLP, as investment adviser

Name:	/s/ Steven M. Hoffman
Title:	Vice President and Counsel

Mid Cap Stock Trust c/o Wellington Management Company, LLP 280 Congress Street Boston, MA 02210

With a copy to:

WilmerHale 60 State St. Boston, MA 02482

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT OF NUTANIX, INC.

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

MML Small Cap Growth Equity Fund

By:	Wellington Management Company, LLP, as investment adviser

Name:	/s/ Steven M. Hoffman
Title:	Vice President and Counsel

MML Small Cap Growth Equity Fund c/o Wellington Management Company, LLP
280 Congress Street
Boston, MA 02210

With a copy to:

WilmerHale 60 State St. Boston, MA 02482

Northeast Utilities Service Company Master Trust

By:	Wellington Management Company, LLP, as investment adviser

Name:	/s/ Steven M. Hoffman
Title:	Vice President and Counsel

Northeast Utilities Service Company Master Trust c/o Wellington Management Company, LLP 280 Congress Street Boston, MA 02210

With a copy to:

WilmerHale 60 State St. Boston, MA 02482

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT OF NUTANIX, INC.

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

Optimum Small-Mid Cap Growth Fund

By:	Wellington Management Company, LLP, as investment adviser

Name:	/s/ Steven M. Hoffman
Title:	Vice President and Counsel

Optimum Small-Mid Cap Growth Fund c/o Wellington Management Company, LLP
280 Congress Street
Boston, MA 02210

With a copy to:

WilmerHale 60 State St. Boston, MA 02482

Science & Technology Fund

By:	Wellington Management Company, LLP, as investment adviser

Name:	/s/ Steven M. Hoffman
Title:	Vice President and Counsel

Science & Technology Fund c/o Wellington Management Company, LLP 280 Congress Street Boston, MA 02210

With a copy to:

WilmerHale 60 State St. Boston, MA 02482

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT OF NUTANIX, INC.

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

The Hartford Capital Appreciation Fund

By:	Wellington Management Company, LLP, as investment adviser

Name:	/s/ Steven M. Hoffman
Title:	Vice President and Counsel

The Hartford Capital Appreciation Fund c/o Wellington Management Company, LLP
280 Congress Street
Boston, MA 02210

With a copy to:

WilmerHale 60 State St. Boston, MA 02482

The Hartford Global All-Asset Fund

By:	Wellington Management Company, LLP, as investment adviser

Name:	/s/ Steven M. Hoffman
Title:	Vice President and Counsel

The Hartford Global All-Asset Fund c/o Wellington Management Company, LLP 280 Congress Street Boston, MA 02210

With a copy to:

WilmerHale 60 State St. Boston, MA 02482

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT OF NUTANIX, INC.

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

The Hartford Growth Opportunities Fund

By:	Wellington Management Company, LLP, as investment adviser

Name:	/s/ Steven M. Hoffman
Title:	Vice President and Counsel

The Hartford Growth Opportunities Fund c/o Wellington Management Company, LLP
280 Congress Street
Boston, MA 02210

With a copy to:

WilmerHale 60 State St. Boston, MA 02482

The Hartford Small Company Fund

By:	Wellington Management Company, LLP, as investment adviser

Name:	/s/ Steven M. Hoffman
Title:	Vice President and Counsel

The Hartford Small Company Fund c/o Wellington Management Company, LLP 280 Congress Street Boston, MA 02210

With a copy to:

WilmerHale 60 State St. Boston, MA 02482

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT OF NUTANIX, INC.

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

Treasurer of the State of North Carolina Equity Investment Fund Pooled Trust

By:	Wellington Management Company, LLP, as investment adviser

Name:	/s/ Steven M. Hoffman
Title:	Vice President and Counsel

Treasurer of the State of North Carolina Equity Investment Fund Pooled Trust c/o Wellington Management Company, LLP
280 Congress Street
Boston, MA 02210

With a copy to:

WilmerHale 60 State St. Boston, MA 02482

Trustees of Hamilton College

By:	Wellington Management Company, LLP, as investment adviser

Name:	/s/ Steven M. Hoffman
Title:	Vice President and Counsel

Trustees of Hamilton College c/o Wellington Management Company, LLP 280 Congress Street Boston, MA 02210

With a copy to:

WilmerHale 60 State St. Boston, MA 02482

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT OF NUTANIX, INC.

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

USAA Science & Technology Fund

By:	Wellington Management Company, LLP, as investment adviser

Name:	/s/ Steven M. Hoffman
Title:	Vice President and Counsel

USAA Science & Technology Fund c/o Wellington Management Company, LLP
280 Congress Street
Boston, MA 02210

With a copy to:

WilmerHale 60 State St. Boston, MA 02482

DELL PRODUCTS L.P.

By:	/s/ James R. Lussier
Name:	James R. Lussier
Title:	Managing Director, Dell Ventures

Address: One Dell Way, RR1-33 Round Rock, TX 78682-8033 U.S.A.

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT OF NUTANIX, INC.

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

THE INVESTORS: RIVERWOOD CAPITAL PARTNERS L.P.

By:	Riverwood Capital L.P., its general partner

By:	Riverwood Capital GP Ltd., its general partner

By:	/s/ Jeffrey Parks
(Signature)

Name:	Jeffrey Parks
Title:	Managing Director

RIVERWOOD CAPITAL PARTNERS (PARALLEL – A) L.P.

By:	Riverwood Capital L.P., its general partner

By:	Riverwood Capital GP Ltd., its general partner

By:	/s/ Jeffrey Parks
(Signature)
Name:	Jeffrey Parks
Title:	Managing Director

RIVERWOOD CAPITAL PARTNERS (PARALLEL – B) L.P.

By:	Riverwood Capital L.P., its general partner

By:	Riverwood Capital GP Ltd., its general partner

By:	/s/ Jeffrey Parks
(Signature)

Name:	Jeffrey Parks
Title:	Managing Director

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT OF NUTANIX, INC.

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

THE INVESTORS: SAP VENTURES FUND II, L. P., a Delaware limited partnership

By:	SAP Ventures (GPE) II, L.L.C., a Delaware limited liability company its general partner

By:	/s/ Nino Marakovic
(Signature)

Name:	Nino Marakovic
Title:	Managing Director

By:	/s/ Jayendra Das
(Signature)

Name:	Jayendra Das
Title:	Managing Director

LIGHTSPEED VENTURE PARTNERS VIII, L.P.

By:	Lightspeed General Partner VIII, L.P., its general partner

By:	Lightspeed Ultimate General Partner VIII, Ltd., its general partner

	By:	/s/ Ravi Mhatre
	Name:	Ravi Mhatre
Duly Authorized Signatory

LIGHTSPEED VENTURE PARTNERS VII, L.P.

By:	Lightspeed General Partner VII, L.P., its general partner

By:	Lightspeed Ultimate General Partner VII, Ltd., its general partner

	By:	/s/ Ravi Mhatre
	Name:	Ravi Mhatre
Duly Authorized Signatory

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT OF NUTANIX, INC.

SCHEDULE 1

FOUNDERS

Name and Address

Dheeraj Pandey

Mohit Aron

Ajeet Singh

SCHEDULE 2

NEW INVESTORS

Name and Address

Fidelity Securities Fund: Fidelity Blue Chip Growth Fund Nominee: Ball & Co fbo Fidelity Securities Fund: Fidelity Blue Chip Growth Fund Ball & Co C/o Citibank N.A/Custody

Fidelity Securities Fund: Fidelity Series Blue Chip Growth Fund Nominee: Wavechart & Co fbo Fidelity Securities Fund: Fidelity Series Blue Chip Growth Fund State Street Bank & Trust

Fidelity Mt. Vernon Street Trust: Fidelity Series Growth Company Fund

Nominee: WAVELENGTH + CO fbo Fidelity Mt. Vernon Street Trust: Fidelity

Series Growth Company Fund

State Street Bank & Trust

Fidelity Group Trust for Employee Benefit Plans: Fidelity Growth Company

Commingled Pool

Nominee: Mag & Co fbo Fidelity Growth Company Commingled Pool

Brown Brothers Harriman & Co.

Name and Address

Fidelity Mt. Vernon Street Trust: Fidelity Growth Company Fund Nominee: Ball & Co fbo Fidelity Mt. Vernon Street Trust: Fidelity Growth Company Fund Ball & Co C/o Citibank N.A/Custody

Fidelity Securities Fund: Fidelity OTC Portfolio Nominee: Booth & Co fbo Fidelity Securities Fund: Fidelity OTC Portfolio The Northern Trust Company

Fidelity Advisor Series VII: Fidelity Advisor Technology Fund Nominee: M Gardiner & Co fbo Fidelity Advisor Series VII: Fidelity Advisor Technology Fund M.Gardiner & Co C/O JPMorgan Chase Bank, N.A

Name and Address

Variable Insurance Products Fund IV: Technology Portfolio Nominee: M Gardiner & Co fbo Variable Insurance Products Fund IV: Technology Portfolio M.Gardiner & Co C/O JPMorgan Chase Bank, N.A

Fidelity Select Portfolios: Technology Portfolio Nominee: Mag & Co fbo Fidelity Select Portfolios: Technology Portfolio Brown Brothers Harriman & Co.

Fidelity Central Investment Portfolios LLC: Fidelity Information Technology

Central Fund

Nominee: M Gardiner & Co fbo Fidelity Central Investment Portfolios LLC:

Fidelity Information Technology Central Fund

M.Gardiner & Co

C/O JPMorgan Chase Bank, N.A

Fidelity Magellan Fund: Fidelity Magellan Fund

Nominee: SAILBOAT & CO. fbo Fidelity Magellan Fund: Fidelity Magellan Fund

Nominee: State Street Bank & Trust

Name and Address

Fidelity Contrafund: Fidelity Contrafund Nominee: Mag & Co fbo Fidelity Contrafund: Fidelity Contrafund Brown Brothers Harriman & Co.

Fidelity Contrafund: Fidelity Advisor Series Opportunistic Insights Fund Nominee: Mag & Co fbo Fidelity Contrafund: Fidelity Advisor Series Opportunistic Insights Fund Brown Brothers Harriman & Co.

Fidelity Group Trust for Employee Benefit Plans: Fidelity Contrafund

Commingled Pool

Nominee: Mag & Co fbo Fidelity Contrafund Commingled Pool

Brown Brothers Harriman & Co.

Fidelity Contrafund: Fidelity Advisor New Insights Fund

Nominee: Mag & Co fbo Fidelity Contrafund: Fidelity Advisor New Insights Fund

Brown Brothers Harriman & Co.

Name and Address

Fidelity Contrafund: Fidelity Series Opportunistic Insights Fund Nominee: Mag & Co fbo Fidelity Contrafund: Fidelity Series Opportunistic Insights Fund Brown Brothers Harriman & Co.

Alpha Opportunities Fund Nominee: Snailmarker & Co. c/o Wellington Management Company, LLP

Alpha Opportunities Trust Nominee: Snaildive & Co. c/o Wellington Management Company, LLP ConocoPhillips Retirement Plan Nominee: Mac & Co. c/o Wellington Management Company, LLP

Name and Address

Desjardins American Equity Growth Fund Nominee: Desjardins Trust c/o Wellington Management Company, LLP

Global Multi-Strategy Fund Nominee: Hare & Co. c/o Wellington Management Company, LLP

Greatlink Global Technology Fund Nominee: Hare & Co. c/o Wellington Management Company, LLP

Hartford Global Capital Appreciation Fund Nominee: Cudd & Co. c/o Wellington Management Company, LLP

Name and Address

Hartford Growth Opportunities HLS Fund Nominee: Cudd & Co. c/o Wellington Management Company, LLP

Hartford Small Company HLS Fund Nominee: Cudd & Co. c/o Wellington Management Company, LLP

Hazelbrook Investors (Bermuda) L.P. c/o Wellington Management Company, LLP

Hazelbrook Partners, L.P. c/o Wellington Management Company, LLP Ithan Creek Master Investors (Cayman) L.P. c/o Wellington Management Company, LLP

Name and Address

John Hancock Funds II Small Cap Growth Fund Nominee: Snailcreek & Co. c/o Wellington Management Company, LLP

John Hancock Pension Plan Nominee: Stormbeach & Co. c/o Wellington Management Company, LLP

John Hancock Variable Insurance Trust Small Cap Growth Trust

Nominee: Beachcraft & Co.

c/o Wellington Management Company, LLP

MassMutual Select Small Cap Growth Equity Fund

Nominee: Aurora & Co.

c/o Wellington Management Company, LLP

Name and Address

Mid Cap Stock Fund Nominee: Snailreef & Co. c/o Wellington Management Company, LLP
Mid Cap Stock Trust Nominee: Tunaship & Co. c/o Wellington Management Company, LLP
MML Small Cap Growth Equity Fund Nominee: Aurora & Co. c/o Wellington Management Company, LLP
Northeast Utilities Service Company Master Trust Nominee: Mac & Co. c/o Wellington Management Company, LLP

Name and Address

Optimum Small-Mid Cap Growth Fund Nominee: Mac & Co. c/o Wellington Management Company, LLP
Science & Technology Fund Nominee: Handrail & Co. c/o Wellington Management Company, LLP
The Hartford Capital Appreciation Fund Nominee: Cudd & Co. c/o Wellington Management Company, LLP
The Hartford Global All-Asset Fund Nominee: Cudd & Co. c/o Wellington Management Company, LLP
The Hartford Growth Opportunities Fund Nominee: Cudd & Co. c/o Wellington Management Company, LLP

Name and Address
The Hartford Small Company Fund Nominee: Cudd & Co. c/o Wellington Management Company, LLP
Treasurer of the State of North Carolina Equity Investment Fund Pooled Trust Nominee: Mac & Co. c/o Wellington Management Company, LLP
Trustees of Hamilton College Nominee: Mac & Co. c/o Wellington Management Company, LLP USAA Science & Technology Fund Nominee: Windsail & Co. c/o Wellington Management Company, LLP

Name and Address
Dell Products L.P.

SCHEDULE 3

EXISTING INVESTORS

Name and Address

Riverwood Capital Partners L.P. c/o Riverwood Capital Management

Riverwood Capital Partners (Parallel – A) L.P. c/o Riverwood Capital Management

Riverwood Capital Partners (Parallel – B) L.P. c/o Riverwood Capital Management

SAP Ventures Fund II, L.P.

Khosla Ventures IV (CF), LP

Khosla Ventures IV, L.P.

Lightspeed Venture Partners VIII, L.P.

Lightspeed Venture Partners VII, L.P.

Battery Ventures IX, L.P.

Name and Address

Battery Investment Partners IX, LLC

Greenspring Global Partners V-A, L.P.

Greenspring Global Partners V-C, L.P.

Greenspring Opportunities II, L.P.

Greenspring Opportunities II-A, L.P.

Comerica Ventures Incorporated M/C 7578

TriplePoint Capital LLC

Morgan Stanley Expansion Capital LP

MS Expansion Capital Co-Investment Vehicle LP

GS Direct, L.L.C.

Name and Address

Blumberg Capital II, L.P.

Philip Solomon Living Trust UAD 2/114/2006 c/o Palladio Beauty Group

Beechwood Ventures LLC

Regent International Fund LLC

Accelerator Venture Capital I, L.P.

The Nishar Family Trust, dated October 8, 2008

Leslie Enterprises LP

KAAJ Ventures LLC

Orrick Investments 2011 LLC

Alice and Harold Yu Family Trust established July 16, 2009, Harold M. Yu and Alice C. Yu, as trustees

The Board of Trustees of the Leland Stanford Junior University (SBST) Direct Investments Stanford Management Company

NUTANIX, INC.

AMENDMENT TO INVESTOR AGREEMENTS

THIS AMENDMENT TO INVESTOR AGREEMENTS (this “Amendment”) is made as of February 28, 2015, among Nutanix, Inc., a Delaware corporation (the “Company”), Dheeraj Pandey (the “Founder”), and the holders of Preferred Stock set forth on the signature pages hereto (each, an “Investor” and together, the “Investors”).

WHEREAS, the parties entered into that certain Amended and Restated Investors’ Rights Agreement, dated as of August 26, 2014 (the “Rights Agreement”), that certain Amended and Restated Right of First Refusal and Co-Sale Agreement, dated as of August 26, 2014 (the “Co-Sale Agreement”), and that certain Amended and Restated Voting Agreement, dated as of August 26, 2014 (the “Voting Agreement,” and together with the Rights Agreement and the Co-Sale Agreement, the “Investor Agreements”).

WHEREAS, the Company, the Founder, the holders of at least a majority of the Company’s outstanding Preferred Stock (voting on an as-converted to Common Stock basis), and the holders of at least 66.67% of the Company’s outstanding Series D Preferred Stock (the “Requisite Parties”) desire to amend the Investor Agreements as set forth in this Amendment.

WHEREAS, (i) Section 4.3 of the Rights Agreement provides that the Rights Agreement may be amended with the written consent of the Requisite Parties, (ii) Section 4.3 of the Co-Sale Agreement provides that the Co-Sale Agreement may be amended with the written consent of the Requisite Parties, and (iii) Section 5.3 of the Voting Agreement provides that the Voting Agreement may be amended with the written consent of the Requisite Parties and Lightspeed Venture Partners.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and with reference to the above recitals, the parties hereby agree as follows:

1. Amendment to Section 1.1(a) of the Voting Agreement. Section 1.1(a) of the Voting Agreement is hereby amended and restated in its entirety to read as follows:

“(a) With respect to the director to be elected solely by the holders of a majority of the outstanding shares of Series A Preferred Stock, voting as a separate class, pursuant to Section B(6)(a) of Article IV of the Company’s Amended and Restated Certificate of Incorporation (the “Restated Certificate”), for so long as Lightspeed Venture Partners (“Lightspeed”) continues to hold at least 12,000,000 shares of Series A Preferred Stock (as adjusted for stock splits, stock dividends, recapitalizations, reclassifications, combinations and the like), one (1) member of the Board designated by Lightspeed, which designee shall initially be Ravi Mhatre;”

2. Amendment to Section 1.1(d) of the Voting Agreement. Section 1.1(d) of the Voting Agreement is hereby amended and restated in its entirety to read as follows:

“(d) With respect to the director to be elected solely by holders of a majority of the outstanding shares of Common Stock, voting as a separate class, pursuant to Section B(6)(d) of Article IV of the Restated Certificate, one (1) member of the Board who shall be the Company’s Chief Executive Officer, which designee shall initially be Dheeraj Pandey;”

3. Amendment to Section 1.1(e) of the Voting Agreement. Section 1.1(e) of the Voting Agreement is hereby amended and restated in its entirety to read as follows:

“(e) With respect to the directors to be elected by the holders of a majority of the outstanding shares of Common Stock and Preferred Stock, voting together as a single class on an as converted basis, pursuant to Section B(6)(e) of Article IV of the Restated Certificate, three (3) members of the Board (the “Independent Directors”) who are Independent (as defined below) and are designated by both (1) Dheeraj Pandey, individually, and (2) a majority of the Preferred Directors (as defined in the Restated Certificate), which designees shall initially be Mark Leslie, Michael Scarpelli and Bipul Sinha. For purposes of this Agreement, “Independent” means an individual not otherwise Related (as defined below) to the Company or any Investor or Founder. For purposes of this Agreement, an individual, firm, corporation, partnership, association, limited liability company, trust or any other entity (collectively, a “Person”) shall be deemed to be “Related” to another Person who, directly or indirectly, controls, is controlled by or is under common control with such Person, including, without limitation, any general partner, managing member, officer or director of such Person or any venture capital fund now or hereafter existing that is controlled by one or more general partners or managing members of, or shares the same management company with, such Person; and”

4. Amendment to Section 1.1 of the Voting Agreement. A new Section 1.1(f) shall be inserted in the Voting Agreement following Section 1.1(e) and shall read as follows:

“(f) With respect to the Founder Director or Designee (as defined below in Section 3.2), one (1) member of the Board who shall be Dheeraj Pandey or another person designated solely by Dheeraj Pandey.”

5. Amendment to Section 2 of the Voting Agreement. Section 2 of the Voting Agreement is hereby amended and restated in its entirety to read as follows:

“2 Drag-Along Rights.

2.1 Common Holder Drag Along. In the event that (a) Dheeraj Pandey (the “Key Holder”), (b) the holders of at least a majority of the outstanding shares of Preferred Stock, voting together as a single class (the “Requisite Holders”), and (c) the Board, approve a “Liquidation Transaction” (as defined in the Restated Certificate) or a sale of all of the Drag Shares (as defined below) held by the Requisite Holders (each, a “Company Sale”), and provided that (1) the Company Sale does not treat Ajeet Singh or Mohit Aron in a different and disproportionate manner relative to the Key Holder, and (2) the limited indemnity agreed to by the Company in the Company Sale does not exceed the actual proceeds from the Company Sale, (i) if the Company Sale is structured as a merger or consolidation of the Company, or a sale of all or substantially all of the Company’s assets, Mr. Singh and Mr. Aron shall vote, or cause to be voted, all Shares owned by Mr. Singh and Mr. Aron, respectively, or over which Mr. Singh and Mr. Aron have voting control, from time to time and at all times, in whatever manner as shall be necessary (1) to ensure that at each annual or special meeting of stockholders at which a vote regarding a Company Sale is held or pursuant to any written consent of the stockholders regarding a Company Sale, Mr. Singh and Mr. Aron agree to be present, in person or by proxy, at all meetings for the vote thereon, (2) to vote all Shares for and raise no objections to such Company Sale, and (3) to waive and refrain from exercising any dissenters rights, appraisal

2

rights or similar rights in connection with such merger, consolidation or asset sale, or (ii) if the Company Sale is structured as a sale of the stock of the Company, Mr. Singh and Mr. Aron shall agree to sell all Drag Shares which Mr. Singh and Mr. Aron own or over which Mr. Singh and Mr. Aron otherwise exercise dispositive authority on the terms and conditions approved by the Requisite Holders. As used herein, “Drag Shares” means any securities of the Company, including, without limitation, all shares of Common Stock and Preferred Stock of the Company, by whatever name called, now owned or subsequently acquired by a stockholder, however acquired, whether through stock splits, stock dividends, reclassifications, recapitalizations, similar events or otherwise. Mr. Singh and Mr. Aron shall take all necessary and desirable actions approved by the Requisite Holders in connection with the consummation of the Company Sale, including the execution of such agreements and such instruments and other actions reasonably necessary to consummate the Company Sale and effectuate the allocation and distribution of the aggregate consideration upon the Company Sale.

2.2 Key Holder Drag Along. On or after February 28, 2017, in the event that the Requisite Holders approve a Company Sale, and provided that (1) Dheeraj Pandey is no longer a full-time employee of the Company, (2) the Company Sale does not treat Mr. Pandey in a different and disproportionate manner relative to the other Founders, and (3) the limited indemnity agreed to by the Company in the Company Sale does not exceed the actual proceeds from the Company Sale, (i) if the Company Sale is structured as a merger or consolidation of the Company, or a sale of all or substantially all of the Company’s assets, Mr. Pandey shall vote, or cause to be voted, all Shares owned by Mr. Pandey or over which Mr. Pandey has voting control, from time to time and at all times, in whatever manner as shall be necessary (1) to ensure that at each annual or special meeting of stockholders at which a vote regarding a Company Sale is held or pursuant to any written consent of the stockholders regarding a Company Sale, Mr. Pandey agrees to be present, in person or by proxy, at all meetings for the vote thereon, (2) to vote all Shares for and raise no objections to such Company Sale, and (3) to waive and refrain from exercising any dissenters rights, appraisal rights or similar rights in connection with such merger, consolidation or asset sale, or (ii) if the Company Sale is structured as a sale of the stock of the Company, Mr. Pandey shall agree to sell all Drag Shares which Mr. Pandey owns or over which Mr. Pandey otherwise exercises dispositive authority on the terms and conditions approved by the Requisite Holders.”

6. Amendment to Section 3.2 of the Voting Agreement. Section 3.2 of the Voting Agreement is hereby amended and restated in its entirety to read as follows:

“3.2 Change in Number of Directors. The Stockholders will not vote their shares of capital stock of the Company (or any such shares held in trust over which they have voting power) for any amendment or change to the Restated Certificate or Bylaws providing for the election of more or less than seven (7) directors; provided, however, that in the event that Dheeraj Pandey is no longer the Company’s Chief Executive Officer, each Stockholder shall promptly vote, or cause to be voted, all Shares owned by such Stockholder, or over which such Stockholder has voting control, (a) to amend or amend and restate the Restated Certificate to increase the number of directors of the Company by one (1) director to eight (8) directors (such additional director, the “Founder Director or Designee”) and to provide that the holders of a majority of outstanding shares of Common Stock and Preferred Stock, voting together as a single class on an as converted basis, shall be entitled to elect such Founder Director or Designee, and (b) to ensure that such Founder Director or Designee be elected in the manner set forth in Section 1.1(f).”

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7. Amendment to Section 5.3 of the Voting Agreement. Section 5.3 of the Voting Agreement is hereby amended and restated in its entirety to read as follows:

“5.3 Amendments and Waivers. Any term of this Agreement may be amended or waived only with the written consent of (a) the Company, (b) the holders of at least a majority of the Company’s outstanding Preferred Stock (or their respective successors and assigns) (voting on an as-converted to Common Stock basis), and (c) the holders of at least 66.7% of the Company’s outstanding Series D Preferred Stock (or their respective successors and assigns); provided that, (i) no such amendment shall materially and adversely affect any Investor in a different and disproportionate manner relative to the other Investors unless such amendment is agreed to in writing by such adversely affected Investor; (ii) amendment of this Agreement to provide rights similar to the rights herein to future investors will not require the separate written consent of the holders of the Company’s outstanding Series D Preferred Stock (so long as the existing rights of the holders of the Company’s outstanding Series D Preferred Stock under this Agreement are not changed or altered to remove or extinguish such existing rights; provided, that the rights granted to future investors may be greater or different than the existing rights of the holders of the Company’s outstanding Series D Preferred Stock hereunder), (iii) no such amendment shall amend or waive Section 1.1(a) unless such amendment is agreed to in writing by Lightspeed; (iv) no such amendment shall amend or waive Section 1.1(b) unless such amendment is agreed to in writing by Khosla Ventures; (v) no such amendment shall amend or waive Section 1.1(c) unless such amendment is agreed to in writing by Riverwood; (vi) no such amendment shall amend or waive Section 1.1(f) or Section 3.2 unless such amendment is agreed to in writing by Dheeraj Pandey, (vii) Section 2 may not be amended to require any Investor to take actions regarding their Shares without the prior written consent of such Investor; (viii) no amendment shall adversely affect the holders of Series E Preferred Stock unless such amendment is agreed to in writing by the holders of at least 66.7% of the Company’s outstanding Series E Preferred Stock (or their respective successors and assigns) (for the avoidance of doubt, an amendment hereto to provide rights similar to the rights herein to future investors will not alone be considered adverse to the holders of Series E Preferred Stock so long as the existing rights of the holders of the Company’s outstanding Series E Preferred Stock under this Agreement are not changed or altered to remove or extinguish such existing rights; provided, that the rights granted to future investors may be greater or different than the existing rights of the holders of the Company’s outstanding Series E Preferred Stock hereunder); (ix) no such amendment shall materially and adversely affect Dheeraj Pandey, Ajeet Singh or Mohit Aron in a different and disproportionate manner relative to the other Founders unless such amendment is agreed to in writing by such differently and disproportionately affected Founder, as applicable; (x) the definition of “Affiliate” as it relates to a Wellington Investor (as defined below) may not be amended or waived without the prior written consent of such Wellington Investor and (xi) the definitions of “Wellington” and “Wellington Investors” may not be amended, terminated or waived without the prior written consent of the Wellington Investors holding a majority of the Company’s outstanding Preferred Stock then outstanding and held by the Wellington Investors. Any amendment or waiver effected in accordance with this Section 5.3 shall be binding upon the Company, the Founders, the Investors, and each of their respective successors and assigns. Notwithstanding the foregoing, this

4

Agreement may be amended with only the written consent of the Company for the sole purpose of including additional purchasers of Series E Preferred Stock pursuant to the Purchase Agreement as “Investors” and any such Investor shall be deemed to be an “Investor” for all purposes.”

8. Amendment to Section 4.3 of the Rights Agreement. Section 4.3 of the Rights Agreement is hereby amended and restated in its entirety to read as follows:

“4.3 Amendments and Waivers. Any term of this Agreement may be amended or waived only with the written consent of (a) the Company, (b) the holders of at least a majority of the Company’s outstanding Preferred Stock (or their respective successors and assigns) (voting on an as-converted to Common Stock basis) and (c) the holders of at least 66.7% of the Company’s outstanding Series D Preferred Stock (or their respective successors and assigns); provided that, (i) no such amendment shall materially and adversely affect any Investor in a different and disproportionate manner relative to the other Investors unless such amendment is agreed to in writing by such adversely affected Investor; (ii) amendment of this Agreement to provide rights similar to the rights herein to future investors will not require the separate written consent of the holders of the Company’s outstanding Series D Preferred Stock (so long as the existing rights of the holders of the Company’s outstanding Series D Preferred Stock under this Agreement are not changed or altered to remove or extinguish such existing rights; provided, that the rights granted to future investors may be greater or different than the existing rights of the holders of the Company’s outstanding Series D Preferred Stock hereunder), (iii) Section 2.2 may not be amended or waived without the written consent of Riverwood; (iv) Sections 2.2 and 2.6(b) may not be amended or waived without the written consent of SAPV; (v) Section 2.6(a) may not be amended or waived without the written consent of Lightspeed, (vi) Section 2.2 may not be amended or waived without the written consent of Morgan Stanley; (vii) no amendment shall adversely affect the holders of Series E Preferred Stock unless such amendment is agreed to in writing by the holders of at least 66.7% of the Company’s outstanding Series E Preferred Stock (or their respective successors and assigns) (for the avoidance of doubt, an amendment hereto to provide rights similar to the rights herein to future investors will not alone be considered adverse to the holders of Series E Preferred Stock so long as the existing rights of the holders of the Company’s outstanding Series E Preferred Stock under this Agreement are not changed or altered to remove or extinguish such existing rights; provided, that the rights granted to future investors may be greater or different than the existing rights of the holders of the Company’s outstanding Series E Preferred Stock hereunder); (viii) no such amendment shall materially and adversely affect Dheeraj Pandey, Ajeet Singh or Mohit Aron in a different and disproportionate manner relative to the other Founders unless such amendment is agreed to in writing by such differently and disproportionately affected Founder, as applicable; (ix) the definition of “Affiliate” as it relates to a Wellington Investor may not be amended or waived without the prior written consent of such Wellington Investor, and (x) the definitions of “Wellington” and “Wellington Investors” may not be amended, terminated or waived without the prior written consent of the Wellington Investors holding a majority of the Registrable Securities then outstanding and held by the Wellington Investors. Any amendment or waiver effected in accordance with this Section 4.3 shall be binding upon the Company, the Founders, the Investors, and each of their respective successors and assigns. Notwithstanding the foregoing, this Agreement may be amended with only the written consent of the Company for the sole purpose of including additional purchasers of Series E Preferred Stock pursuant to the Purchase Agreement as “Investors” and any such Investor shall be deemed to be an “Investor” for all purposes.”

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9. Amendment to Section 4.3 of the Co-Sale Agreement. Section 4.3 of the Rights Agreement is hereby amended and restated in its entirety to read as follows:

“4.3 Amendments and Waivers. Any term of this Agreement may be amended or waived only with the written consent of (a) the Company, (b) the holders of at least a majority of the Company’s outstanding Preferred Stock (or their respective successors and assigns) (voting on an as-converted to Common Stock basis), and (c) the holders of at least 66.7% of the Company’s outstanding Series D Preferred Stock (or their respective successors and assigns); provided that, (i) no such amendment shall materially and adversely affect any Investor in a different and disproportionate manner relative to the other Investors unless such amendment is agreed to in writing by such adversely affected Investor; (ii) amendment of this Agreement to provide rights similar to the rights herein to future investors will not require the separate written consent of the holders of the Company’s outstanding Series D Preferred Stock (so long as the existing rights of the holders of the Company’s outstanding Series D Preferred Stock under this Agreement are not changed or altered to remove or extinguish such existing rights; provided, that the rights granted to future investors may be greater or different than the existing rights of the holders of the Company’s outstanding Series D Preferred Stock hereunder), (iii) no amendment shall adversely affect the holders of Series E Preferred Stock unless such amendment is agreed to in writing by the holders of at least 66.7% of the Company’s outstanding Series E Preferred Stock (or their respective successors and assigns) (for the avoidance of doubt, an amendment hereto to provide rights similar to the rights herein to future investors will not alone be considered adverse to the holders of Series E Preferred Stock so long as the existing rights of the holders of the Company’s outstanding Series E Preferred Stock under this Agreement are not changed or altered to remove or extinguish such existing rights; provided, that the rights granted to future investors may be greater or different than the existing rights of the holders of the Company’s outstanding Series E Preferred Stock hereunder), (iv) no such amendment shall materially and adversely affect Dheeraj Pandey, Ajeet Singh or Mohit Aron in a different and disproportionate manner relative to the other Founders unless such amendment is agreed to in writing by such differently and disproportionately affected Founder, as applicable, (v) the definition of “Affiliate” as it relates to a Wellington Investor (as defined below) may not be amended or waived without the prior written consent of such Wellington Investor, and (vi) the definitions of “Wellington” and “Wellington Investors” may not be amended, terminated or waived without the prior written consent of the Wellington Investors holding a majority of the Company’s outstanding Preferred Stock then outstanding and held by the Wellington Investors. Any amendment or waiver effected in accordance with this Section 4.3 shall be binding upon the Company, the Founders, the Investors, and each of their respective successors and assigns. Notwithstanding the foregoing, this Agreement may be amended with only the written consent of the Company for the sole purpose of including additional purchasers of Series E Preferred Stock pursuant to the Purchase Agreement as “Investors” and any such Investor shall be deemed to be an “Investor” for all purposes.”

10. Defined Terms. Unless otherwise defined herein, all capitalized terms shall have the meanings ascribed to such terms in the Investor Agreements.

6

11. Governing Law. This Amendment shall be governed by the internal substantive laws but not the choice of law rules of California.

12. Counterparts; Facsimile. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered will be deemed an original, and all of which together shall constitute one and the same agreement. This Amendment may be executed and delivered by facsimile and upon such delivery the facsimile signature will be deemed to have the same effect as if the original signature had been delivered to the other party.

13. Further Assurances. The parties agree to execute such further documents and instruments and to take such further actions as may be reasonably necessary to carry out the purposes and intent of this Amendment.

14. Entire Agreement. The Rights Agreement, Co-Sale Agreement and Voting Agreement, all as amended hereby, constitute the full and entire agreement between the parties with regard to the subjects hereof and may not be further amended or modified except in accordance with the provisions of such agreements.

15. Continuing Effectiveness. Except as modified by this Amendment, the Rights Agreement, Co-Sale Agreement and Voting Agreement shall remain in full force and effect and no party by virtue of entering into this Amendment is waiving any rights it has under the Rights Agreement, Co-Sale Agreement or Voting Agreement, and once this Amendment is executed by the parties hereto, all references in the Rights Agreement, Co-Sale Agreement and Voting Agreement to “the Agreement” or “this Agreement,” as applicable, shall refer to the Rights Agreement, Co-Sale Agreement or Voting Agreement as modified by this Amendment.

[Signature Pages Follow]

7

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the day and year first set forth above.

THE COMPANY:

NUTANIX, INC.

By:	/s/ Duston Williams
(Signature)

Name: Duston Williams
Title: Chief Financial Officer

Address: 1740 Technology Drive, Suite 150
San Jose, CA 95110

[Signature Page to Amendment to Investor Agreements]

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the day and year first set forth above.

THE FOUNDERS:

DHEERAJ PANDEY

/s/ Dheeraj Pandey
(Signature)

Address:
1740 Technology Drive, Suite 150
San Jose, CA 95110
THE PANDEY IRREVOCABLE DESCENDANTS’ TRUST

By:	/s/ Dheeraj Pandey
Name: Dheeraj Pandey
Title: Trustee

DHEERAJ PANDEY AND SWAPNA PANDEY, TRUSTEES OF THE PANDEY REVOCABLE TRUST

By:	/s/ Dheeraj Pandey
Name: Dheeraj Pandey
Title: Trustee

THE SWAPNA PANDEY 2014 IRREVOCABLE DESCENDANTS’ TRUST

By:	/s/ Dheeraj Pandey
Name: Dheeraj Pandey
Title: Trustee

[Signature Page to Amendment to Investor Agreements]

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the day and year first set forth above.

THE INVESTORS:

RIVERWOOD CAPITAL PARTNERS L.P.

By:	Riverwood Capital L.P., its general partner
By:	Riverwood Capital GP Ltd., its general partner

By:	/s/ Jeffrey T. Parks
(Signature)

Name:	Jeffrey T. Parks
Title:	Managing Director

RIVERWOOD CAPITAL PARTNERS (PARALLEL – A) L.P.

By:	Riverwood Capital L.P., its general partner
By:	Riverwood Capital GP Ltd., its general partner

By:	/s/ Jeffrey T. Parks
(Signature)

Name: Jeffrey T. Parks
Title: Managing Director

RIVERWOOD CAPITAL PARTNERS (PARALLEL – B) L.P.
By:	Riverwood Capital L.P., its general partner
By:	Riverwood Capital GP Ltd., its general partner

By:	/s/ Jeffrey T. Parks
(Signature)

Name: Jeffrey T. Parks
Title: Managing Director

[Signature Page to Amendment to Investor Agreements]

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the day and year first set forth above.

THE INVESTORS:

SAP VENTURES FUND II, L. P., a Delaware limited partnership

By:	SAP Ventures (GPE) II, L.L.C.,
a Delaware limited liability company its general partner

By:	/s/ Nino Marakovic
(Signature)

Name:	Nino Marakovic
Title:	Managing Director

By:	/s/ Jayendra Das
(Signature)

Name:	Jayendra Das
Title:	Managing Director

KHOSLA VENTURES IV, LP

By: Khosla Ventures IV Associates, LLC, a Delaware limited liability company and general partner of Khosla Ventures IV, LP

By:	/s/ Tamara L. Tompkins
(Signature)

Name: Tamara L. Tompkins
Title: General Counsel and CAO

KHOSLA VENTURES IV (CF), LP

By:	/s/ Tamara L. Tompkins
(Signature)

Name: Tamara L. Tompkins
Title: General Counsel and CAO

[Signature Page to Amendment to Investor Agreements]

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the day and year first set forth above.

THE INVESTORS:

LIGHTSPEED VENTURE PARTNERS VIII, L.P.

By:	Lightspeed General Partner VIII, L.P.,
its general partner

By:	Lightspeed Ultimate General Partner VIII, Ltd., its general partner

	By:	/s/ Ravi Mhatre
Name: Ravi Mhatre
Duly Authorized Signatory

LIGHTSPEED VENTURE PARTNERS VII, L.P.

By:	Lightspeed General Partner VII, L.P.,

its general partner

By:	Lightspeed Ultimate General Partner VII, Ltd., its general partner

	By:	/s/ Ravi Mhatre
Name: Ravi Mhatre
Duly Authorized Signatory

[Signature Page to Amendment to Investor Agreements]